EXHIBIT 10.3
Alvarado Square
Albuquerque, NM  87158-2850
P 505.241.2700
PNMResources.com
PNM RESOURCES

Acknowledgment Form

[Date]

[Director Name and Address]

Dear [Director]:

Pursuant to the terms and conditions of the company’s PEP-PLAN (the ‘Plan’), you have been granted a Restricted Stock Award for ____ shares of stock as outlined below.

Employee ID:	_______________
Granted To:	_______________
Grant ID:	_______________
Grant Date:	_______________
Granted:	_______________
Grant Price:	$0.0000

Vesting Schedule:	33+% per year for 3 years
____ on [one year anniversary of grant date] ____ on [two year anniversary of grant date] ____ on [three year anniversary of grant date]

By my signature below, I hereby acknowledge receipt of this Grant on the date shown above, which has been issued to me under the terms and conditions of the Plan.  I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Grant and the Plan.

Signature: ________________________________________                                                                                                                     Date:_________________
[Director]

NOTE:  If there are any discrepancies in the name or address show above, please make the appropriate corrections on this form.

Please return this form to Corporate Governance at MS 2850 by __________.

Alvarado Square
Albuquerque, NM  87158-2850
P 505.241.2700
PNMResources.com
PNM RESOURCES

Acknowledgment Form

[Date]

[Director Name and Address]

Dear [Director]:

Pursuant to the terms and conditions of the company’s PEP-PLAN (the ‘Plan’), you have been granted a Non-Qualified Stock Option to purchase _____ shares of stock as outlined below.

Employee ID:	_______________
Granted To:	_______________
Grant ID:	_______________
Grant Date:	_______________
Granted:	_______________
Grant Price:	$______________	Total Cost to Exercise: $____________
Expiration Date:	_______________

Vesting Schedule:	33+% per year for 3 years
____ on [one year anniversary of grant date] ____ on [two year anniversary of grant date] ____ on [three year anniversary of grant date]

By my signature below, I hereby acknowledge receipt of this Grant on the date shown above, which has been issued to me under the terms and conditions of the Plan.  I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Grant and the Plan.

Signature: ________________________________________                                                                                                                     Date:_________________
[Director]

NOTE:  If there are any discrepancies in the name or address show above, please make the appropriate corrections on this form.

Please return this form to Corporate Governance at MS 2850 by _________.